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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report: September 3, 2002

                             ANNAPOLIS BANCORP,INC.
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             (Exact name of registrant as specified in its charter)


            Maryland                  000-22961               52-1595772
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(State or other jurisdiction    (Commission File No.)        (IRS Employer
      of incorporation)                                  Identification Number)


                  1000 Bestgate Road, Annapolis, Maryland 21401
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              (Address of principal executive offices and zip code)


Registrant's telephone number, including area code: (410) 224-4455
                                                     -------------


                                 Not Applicable.
                                ----------------
          (Former name or former address, if changed since last report)

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ITEM 5.  Other Matters

         On September 1, 2002, the Board of Directors of Annapolis Bancorp, Inc. announced, effective immediately, that the employment of Mark H. Anders as President of Annapolis Bancorp was terminated. The Board of Directors of BankAnnapolis, a wholly-owned subsidiary of Annapolis Bancorp, Inc., also announced on September 1, 2002 that, effective immediately, the employment of Mr. Anders as President and Chief Executive Officer of BankAnnapolis was terminated. The Boards of Annapolis Bancorp, Inc. and BankAnnapolis both cited fundamental differences with Mr. Anders regarding the respective roles of the Boards of Directors and President/CEO in the process of corporate governance.

         Mr. Richard M. Lerner was named by the BankAnnapolis Board of Directors to succeed Mr. Anders as the bank's President and CEO. The press release announcing the changes in Annapolis Bancorp, Inc.'s and BankAnnapolis' management is attached to this report as Exhibit 99.1.

ITEM 7.  Financial Statements and Exhibits

         (c)    Exhibits-

                       Exhibit 99.1     Press Release dated August 30, 2002


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                            ANNAPOLIS BANCORP, INC.

Dated: September 3, 2002
                                            /s/ RICHARD M. LERNER
                                            ------------------------------------

                                            Richard M. Lerner,
                                                 Chief Executive Officer